UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 8, 2022

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	COLM	Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 8, 2022, the Board of Directors (the “Board”) of Columbia Sportswear Company (the “Company”) appointed Christiana Smith Shi to the Board as an independent director, effective immediately. A copy of the press release announcing Ms. Shi’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Ms. Shi will also serve as a member of the Audit Committee.

There was no arrangement or understanding pursuant to which Ms. Shi was elected as a director.

In connection with Ms. Shi’s service as a director, she will be entitled to the Company’s customary compensatory arrangement for outside directors, including an annual retainer of $75,000 for Board service and an annual retainer of $10,000 for service on the Audit Committee. Ms. Shi will also be entitled to receive an annual equity award consisting of a grant of time-based restricted stock units valued at $150,000. One hundred percent of the shares of restricted stock units vest on May 1 following the date of grant. Ms. Shi may elect to receive equity compensation in lieu of all or half of the $75,000 annual Board service fee. Ms. Shi will also be entitled to a $3,500 Company merchandise allowance.

In addition, in connection with her service as a director prior to the Company's 2023 annual meeting of shareholders, Ms. Shi will receive a prorated portion of each of the annual retainer, the Audit Committee retainer, the annual equity award, and reasonable out-of-pocket expenses incurred in attending any Board or committee meetings that take place prior to the 2023 annual meeting of shareholders.

There are no transactions between the Company and Ms. Shi that would be required to be reported under Item 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press Release dated July 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: July 12, 2022	By:	/S/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer and General Counsel